Exhibit 99.1

Attention! How to Grab and Maintain Your Learners’ Interest & Engagement AT D 2022 O R L AN D O

© 2022 Amesite Inc. 2 Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

# What makes online experiences sticky?

## ENGAGING WITH PEERS IS CRITICAL

- **55%** of employees learn new skills from peers.
- **89%** of HR leaders agree that ongoing peer feedback and check-ins are key for successful outcomes.

ENGAGEMENT

## RECEIVING FRESH CONTENT IS ESSENTIAL

- According to Deloitte, refreshing courses is essential to professional learning.

FRESH CONTENT

## ARTIFICIAL INTELLIGENCE MAKES MASS CUSTOMIZATION PRACTICAL

AI-DRIVEN

**2x**
Contact centers actively using AI are over 2x more efficient

**40%**
Increase in productivity projection due to AI use in logistics by 2035

**$70B**
In potential savings for North American banks by automating middle-office tasks with AI by 2025

https://www.togetherplatform.com/blog/peer-learning-benefits
https://www.dialpad.com/blog/ai-customer-service-report/
https://www.transmetrics.ai/blog/ai-in-logistics/
https://www.insiderintelligence.com/insights/ai-in-finance/
https://www2.deloitte.com/us/en/insights/focus/technology-and-the-future-of-work/reskilling-the-workforce.html
https://www.forbes.com/sites/nazbeheshti/2019/01/16/10-timely-statistics-about-the-connection-between-employee-engagement-and-wellness/?sh=2c58cd8222a0

© 2022 Amesite Inc.
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# Online activity growth…

## OVERALL ONLINE USERS BY WORLD'S POPULATION

INTERNET

- Global internet users up 300M from 2020 to 2021, to **4.9B**.
- In 2022, approximately **66%** of the worlds' estimated population of 7.9 billion people have access.

## SOCIAL MEDIA GROWTH

SOCIAL MEDIA

- Social media users are expected to grow from 2020-2025 from **3.6B** to **4.4B.**

## GAMING GROWTH

GAMING

- Global gamers are expected to grow from **1B to 1.3B** from 2020 to 2025.

https://www.statista.com/statistics/273018/number-of-internet-users-worldwide/
https://www.statista.com/statistics/278414/number-of-worldwide-social-network-users/
https://www.statista.com/topics/1551/online-gaming/
https://www.broadbandsearch.net/blog/internet-statistics

© 2022 Amesite Inc. 4

# Ease of Use is Essential for Interest!

## Online Users Expect Ease of Use


90%

of customers feel that the companies they buy from **‘could do better’** when it comes to **onboarding new users.**

Every $1 invested in UX results in a return between

**$2 ⟶ $100**

**KEY REQUIREMENTS:**

SaaS learning solutions should not require expensive enterprise onboarding or training and should include **CUSTOMER SERVICE** and **NO HIRING.**

https://amesite.com/blogs/5-simple-steps-to-deliver-online-learning-for-your-company/a
https://amesite.com/blogs/how-to-attract-top-talent-with-your-workplace-education-benefits/
https://amesite.com/blogs/how-to-add-value-to-your-university/
https://amesite.com/blogs/6-myths-to-debunk-about-upskilling%e2%80%af/
https://amesite.com/blogs/the-three-rs-retain-retrain-recruit-plus-the-secret-to-do-all-3-at-once/

© 2022 Amesite Inc.
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# Online learning must compete with these segments!

So it has to be as interesting as they are…

https://elearning.company/blog/elearning-statistics-companies-need-to-know/
https://thrivemyway.com/online-learning-stats/
https://www.insidehighered.com/news/2021/04/27/survey-reveals-positive-outlook-online-instruction-post-pandemic
https://research.com/education/elearning-statistics

## ONLINE LEARNING EFFICACY

- **42%** of US organizations attribute an increase in income to eLearning.
- **62%** of companies use online education and development programs to close gaps in team member knowledge.

ONLINE LEARNING EFFICACY

## ONLINE LEARNING IS PREFERRED FOR PROFESSIONALS

- A 2021 survey showed that **73%** of higher-ed students would like to take some fully online courses in the future.
- **95%** of online students would recommend online education to other people.

ONLINE LEARNING IS PREFERRED

© 2022 Amesite Inc.
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# 3 Keys to Engagement

## EASE OF USE IS A PREREQUISITE

- **75%** of people form their judgment on a website's credibility solely on its aesthetics.

EASE OF USE

## PEER ENGAGEMENT IS CRUCIAL

- Companies with Highly Engaged Workforce Are **21%** More Profitable

PEER ENGAGEMENT

## …AND FRESH CONTENT IS ESSENTIAL!

FRESH CONTENT

https://parqamarketing.com/blog/why-your-websites-design-is-important-stats-that-prove-it/
https://haiilo.com/blog/employee-engagement-8-statistics-you-need-to-know/

© 2022 Amesite Inc.
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# Technology Enables Interest

## AMESITE USES AI TO IMPROVE LEARNING

- AI drives engagement with fresh, relevant content and analytics that give actionable insights.
- Amesite's analytics architecture enables agile, continuous improvements.

AI-DRIVEN

## AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

- Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

SCALABLE & SECURE

## AMESITE USES TECHNOLOGY SUPPORTS SIMPLE, SCALABLE DESIGNS CUSTOMERS LOVE

- If it's easy to code, it's hard to use. If it's easy to use, it's hard to code.
- Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

BEST-IN CLASS FEATURES & INTEGRABILITY

© 2022 Amesite Inc.
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People & Growth We are honored to be among the winners of the following workplace and technical awards, including four national workplace excellence awards. • Strong ability to attract talent • Building bench strengths and partnerships in Sales and Marketing • Aligning technical work to disrupt markets and serve our customers © 2022 Amesite Inc. 9

Discussion

1. TRENDS: DIGITAL, DISTRIBUTED, AND AUTONOMOUS
2. MEETING CHANGING NEEDS
3. ROI FOR PROGRAMS THAT WORK
4. FUTURE OF LEARNING: PARTNERSHIPS, TECHNOLOGY, INTEGRATIONS

© 2022 Amesite Inc.
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Trends 11

© 2022 Amesite Inc. 12 The Future of Work: More Digital Remote Workers are Happier and Stay in their Jobs Longer % of Employees Working Remote https://amesite.com/blogs/is - remote - work - here - to - stay/ 22% 59% happier working at home than workers who always work onsite more likely to choose an employer who offered remote work compared to those who didn’t. …remote workers reported having less stress, more focus, and a better work - life balance.” “

© 2022 Amesite Inc. 13 of executives report skills gaps in their current workforce. 87% 94% of of employees would stay at a company longer if it invested in their career. 51% of companies reported plans to implement an upskilling program this year. https://amesite.com/blogs/skill - gap - 2021 - top - 5 - soft - hard - skills - companies - need - now/ https://lp.amesite.io/enterprise - ebook By 2030, the talent shortage and skills gap in the U.S. alone is expected to total a loss of $8.5 trillion National Skills Gaps

14 Meeting Changing Needs

Cloud computing https://amesite.com/blogs/skill - gap - 2021 - top - 5 - soft - hard - skills - companies - need - now/ © 2022 Amesite Inc. 15 1 2 Artificial intelligence 3 Data analytics 4 D i g i t a l marketing 5 UX design Top hard skills employers are looking for in 2021: Top Technical Skills

Top soft skills employers are looking for in 2021: Communication skills Creative problem solving and innovation https://amesite.com/blogs/skill - gap - 2021 - top - 5 - soft - hard - skills - companies - need - now/ © 2022 Amesite Inc. 16 1 2 3 Collaboration and teamwork 4 Ti me management 5 Conflict management Top Interpersonal Skills

17 ROI for Programs that Work

Upskilling results in a 300% increase in digital transformation acceleration. Companies that Invest in Upskilling Report: 94% of employees reported that they would stay longer at a company that invests in their career. © 2022 Amesite Inc. 18 https://amesite.com/blogs/6 - myths - to - debunk - about - upskilling%e2%80%af/ Companies Win by Upskilling

Increasing Median Revenue by Upskilling the Workforce 24% more profit for companies that invest $1,500 on training per employee © 2022 Amesite Inc. 19 10% increase in educational development produced an 8.6% gain in productivity https://amesite.com/blogs/6 - myths - to - debunk - about - upskilling%e2%80%af/ https://amesite.com/blogs/why - your - business - cant - afford - not - to - upskill/ Upskilling ROI: By the Numbers

20 Future of Learning: Partnerships, Technology, Integrations

Amesite: Built for Speed and Efficiency to Meet Our Partners’ Needs Amesite & Microsoft “ By empowering Amesite and putting their platform on Microsoft Azure, we can approach our partner universities around the country and get these solutions out to people who need upskilling courses . " Tamer Erzurumlu Director of Partner Strategy Education at Microsoft or less Is the delivery time now for a custom - branded, enterprise scale system for our customers – offering unparalleled speed. V4 24h 30d launches of custom content are available, because Amesite’s easy - to - use platform and flexible business model enable fast, high quality content creation. Amesite’s V4 platform is now on Microsoft’s Azure Cloud - enabling scalability , speed, and best - in - class infrastructure. of APIs can be integrated with Amesite’s platform because Amesite uses a modern tech stack and is fully modularized. © 2022 Amesite Inc. 21 1,000s 98% retention rates across all products have been achieved – Amesite’s customers deliver learning products that work for their users.

# Integration & Analytics for a Digitalized Workplace

## SaaS Companies are Dominating: Integration & Analytics Are Key

***What are the winners doing?***

**The Salesforce Reports and Dashboard REST API allows you to:**

- Integrate report data into custom objects.
- Define rich visualizations on top of the API to animate the data.
- Build custom dashboards.
- Automate reporting tasks.
- Run tabular, summary, or matrix reports synchronously or asynchronously.
- Filter for specific data on the fly.
- Query report metadata.
- Get a list of recently used dashboards.
- Get dashboard metadata and data.
- Query dashboard status.
- Refresh dashboards.

https://developer.salesforce.com/docs/atlas.en-us.234.0.api_analytics.meta/api_analytics/sforce_analytics_rest_api_intro.htm
https://amesite.com/blogs/how-online-logistics-and-fulfillment-are-changing-the-workforces-of-the-largest-companies-in-america/

Gartner forecasts end-user spending on public cloud services to grow from

**$396 B** → **$482 B**

2021 2022

**Largest SaaS Companies 2021-2022**

*Per market cap in Sept. 2021; shown in USD Billions*



Shopify
$185.4
Salesforce
$251.8
Adobe
$315.0

**KEY REQUIREMENTS:**

SaaS learning solutions should deliver **KEY ANALYTICS** and **INTEGRATE** with other solutions to provide a **best-in-class learning experience – conducive to success.**

© 2022 Amesite Inc.
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# Artificial Intelligence is Dominating: Sector by Sector

## AI Enables:

ENGAGEMENT

RELEVANT CONTENT

ADVANCED ANALYTICS

CONTINUOUS IMPROVEMENT

The global artificial intelligence market size was valued at **$62.35 B in 2020** and is expected to expand at a **CAGR of 40.2% from 2021 – 2028.**

**47.5%**
increase in the use of **AI technology** in the **training and development industry** in the last 4 years.

**37%**
Of companies had **implemented some type of AI** in 2019.

**80%**
of **emerging technologies** will be **based on AI** by 2021.

https://amesite.com/blogs/prepare-for-your-business-for-industry-4-0/
https://amesite.com/blogs/5-tips-to-improve-upskilling-at-your-company/
https://amesite.com/blogs/ai-the-internet-of-things-and-industrial-automation-what-are-they-what-will-they-effect/

### KEY REQUIREMENTS:

SaaS learning solutions should offer outstanding relevancy and use technology to **DRIVE ENAGEMENT** and **CONTENT through AI.**

© 2022 Amesite Inc. 23

Landscape: Systems Must Work Together to Achieve True Engagement LE A R N I N G MA N A G E ME N T SY ST E M S Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the “LMS.” Companies: Pluralsight $PS, Stride $LRN, Blackbaud $BLKB CO N T E N T CU R A T O R S , P R O G R A M MA NA G E R S , S E R V I C E P R O V I D E R S We believe that the private sector will continue to spur advancements in learning markets. Companies: 2U $TWOU, Chegg $CHGG PL A TF OR M S F OR TH E F U TU R E OF W OR K Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning. Companies: Workday $WDAY, Atlassian $TEAM AI G R O W T H $126B by 2025 https:// www.statista.com/statistics/607716/worldwide - artificial - intelligence - market - revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20auto mation%2C%20and%20machine%20learning . ON L I N E ED U C A T I ON GRO W T H $319B by 2025 https:// www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from SA A S F O R BU S I N E S S G R O W TH $623B by 2023 https:// www.prnewswire.com/news - releases/software - as - a - service - saas - market - could - exceed - 600 - billion - by - 2023 © 2022 Amesite Inc. 24 301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold% 20of%20such%20system s.

The Future of Work Is Here Already Industry - leading outcomes Fast launches Unparalleled ease of use and scalability Simple integrations Amesite's smart, intuitive learning environments help organizations thrive. © 2022 Amesite Inc. 25

Partnerships Deliver Results PARTNER CONTENT CUSTOM INTEGRATIONS CUSTOMIZED FEATURES CUSTOM CONTENT LICENSED CONTENT UPGRADED FEATURES CUSTOM CONTENT STANDARD FEATURES © 2022 Amesite Inc. 26

PR O DUCT DEM O NST R A T IO NS © 2022 Amesite Inc. 27 EBO O KS PR ESENT A T IO NS brandon@amesite.io FOR MORE INFORMATION

SLIDE TITLE 28 THANK YOU. FO L L O W OU R P ROG RES S FO R R ESO U R C ES FO R I N V EST M EN T